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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                                 APRIL 17, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                     THE PNC FINANCIAL SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-9718


             PENNSYLVANIA                                      25-1435979
    (State or other jurisdiction of                         (I.R.S. Employer
    incorporation or organization)                         Identification No.)

                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
          (Address of principal executive offices, including zip code)


                                 (412) 762-2000
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)



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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c) The exhibit listed on the Exhibit Index accompanying this Form 8-K is furnished herewith.



ITEM 9.    REGULATION FD DISCLOSURE
           On April 17, 2003, The PNC Financial Services Group, Inc. (the "Corporation") issued a press release regarding the Corporation's earnings for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

           In accordance with the Securities and Exchange Commission's ("SEC") Release No. 33-8176, the information being furnished under Item 9 of this Current Report on Form 8-K ("Form 8-K") is required to be furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition," of Form 8-K. In accordance with the SEC's Release No. 33-8216, compliance with the Item 12 requirements is met by including such disclosures under Item 9.


                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          THE PNC FINANCIAL SERVICES GROUP, INC.
                                          (Registrant)


           Date:  April 17, 2003          By:  /s/ Samuel R. Patterson
                                              ---------------------------------
                                              Samuel R. Patterson
                                              Controller


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                                  EXHIBIT INDEX


Number       Description                                     Method of Filing
------       -----------                                     ----------------

99.1         Press Release dated April 17, 2003              Filed Herewith